                                                                   EXHIBIT 10.29

                                CHICO'S FAS, INC.

                              AMENDED AND RESTATED
                        2002 EMPLOYEE STOCK PURCHASE PLAN

            As Approved March 1, 2004 and As Effective April 1, 2004

                                CHICO'S FAS, INC.
                              AMENDED AND RESTATED
                        2002 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE 1.................................................................................................       1
    ESTABLISHMENT, PURPOSE AND SHARES COVERED.............................................................       1
        1.1         Plan Established......................................................................       1
        1.2         Purpose...............................................................................       1
        1.3         Shares Covered; Annual Adjustment.....................................................       1
        1.4         Source of Shares......................................................................       1
        1.5         Section 423 Plan......................................................................       1
ARTICLE 2.................................................................................................       2
    DEFINITIONS...........................................................................................       2
        2.1         Account...............................................................................       2
        2.2         Board or Board of Directors...........................................................       2
        2.3         Code..................................................................................       2
        2.4         Committee.............................................................................       2
        2.5         Common Stock..........................................................................       2
        2.6         Company...............................................................................       2
        2.7         Compensation..........................................................................       2
        2.8         Eligible Employee.....................................................................       3
        2.9         Fair Market Value.....................................................................       3
        2.10        Offering Period.......................................................................       3
        2.11        Participant...........................................................................       3
        2.12        Plan..................................................................................       3
        2.13        Plan Administrator....................................................................       4
        2.14        Purchase Documents....................................................................       4
        2.15        Section 423...........................................................................       4
        2.16        Securities Exchange Act of 1934.......................................................       4
        2.17        Shares................................................................................       4
        2.18        Subsidiary............................................................................       4
ARTICLE 3.................................................................................................       4
    ADMINISTRATION........................................................................................       4
        3.1         Committee.............................................................................       4
        3.2         Organization..........................................................................       4
        3.3         Power and Authority...................................................................       5
        3.4         No Liability; Indemnification.........................................................       5
ARTICLE 4.................................................................................................       5

As Approved March 1, 2004
and As Effective April 1, 2004                                           Page ii

                Amended and Restated Chico's FAS, Inc. 2002 ESPP

    EMPLOYEES ELIGIBLE TO PARTICIPATE.....................................................................       5
        4.1         General Eligibility Standards.........................................................       5
        4.2         Certain Exclusions....................................................................       6
ARTICLE 5.................................................................................................       6
    OFFERING PERIODS; PURCHASE PRICE; NUMBER OF SHARES OFFERED............................................       6
        5.1         Offering Periods......................................................................       6
        5.2         Number of Shares Available for Purchase...............................................       7
        5.3         Purchase Price Generally..............................................................       7
        5.4         Alternative Purchase Price............................................................       7
        5.5         Number of Shares Offered to Eligible Employees........................................       7
ARTICLE 6.................................................................................................       8
    PARTICIPATION AND PAYMENT.............................................................................       8
        6.1         Election To Participate...............................................................       8
        6.2         No Revocation of Election.............................................................       9
        6.3         No Interest...........................................................................       9
        6.4         Custodial Safekeeping Arrangement.....................................................       9
        6.5         Delivery of Certificates Representing Shares..........................................      10
        6.6         Rights as Stockholder.................................................................      11
        6.7         Termination of Employment.............................................................      11
        6.8         Rights Not Transferable...............................................................      11
ARTICLE 7.................................................................................................      11
    PAYROLL DEDUCTIONS....................................................................................      11
        7.1         Election of Payroll Deduction.........................................................      11
        7.2         Maintenance of Accounts...............................................................      12
        7.3         Use of Accounts To Purchase Common Stock..............................................      12
        7.4         Withdrawals...........................................................................      12
ARTICLE 8.................................................................................................      12
    MISCELLANEOUS.........................................................................................      12
        8.1         Stock Adjustments.....................................................................      12
        8.2         Necessity for Delay...................................................................      13
        8.3         Term of Plan..........................................................................      14
        8.4         Amendment of the Plan; Termination....................................................      14
        8.5         Application of Funds..................................................................      14
        8.6         No Obligation to Participate..........................................................      14
        8.7         No Implied Rights to Employees........................................................      15
        8.8         Withholding...........................................................................      15
        8.9         Participants' Personal Tax Responsibilities...........................................      15
        8.10        Designation of Beneficiary............................................................      15
        8.11        Choice of Law.........................................................................      16
        8.12        Effective Date of Plan; Stockholder Approval..........................................      16

As Approved March 1, 2004
and As Effective April 1, 2004                                          Page iii

                Amended and Restated Chico's FAS, Inc. 2002 ESPP

                                CHICO'S FAS, INC.
                              AMENDED AND RESTATED
                        2002 EMPLOYEE STOCK PURCHASE PLAN

                                    ARTICLE 1

                    ESTABLISHMENT, PURPOSE AND SHARES COVERED

         1.1 Plan Established. Chico's FAS, Inc. (the "Company") hereby establishes an employee stock purchase plan, subject to the terms and conditions set forth herein, to be known as the Chico's FAS, Inc. 2002 Employee Stock Purchase Plan (the "Plan").

         1.2 Purpose. The purpose of the Plan is to provide eligible employees of the Company and its subsidiaries with a convenient way to purchase the Company's stock, in order to provide an incentive for their continued employment and to enhance such employees' sense of participation in the affairs of the Company and interest in assuring the continued success of the Company.

         1.3 Shares Covered; Annual Adjustment. Subject to adjustment as provided in this Section 1.3 and elsewhere in the Plan, the maximum number of shares of Common Stock that may be offered under the Plan from and after April 1, 2004 is 1,100,000. On the first day of each new fiscal year of the Company, the aggregate number of shares that may be offered under the Plan shall be increased automatically by a number of shares equal to the least of (1) one hundred twenty percent (120%) of the total number of shares acquired pursuant to the Plan during the immediately preceding fiscal year, (2) 75,000 or (3) such lesser number of shares (which may be zero) as may be specified by the Board of Directors prior to the last day of such preceding fiscal year, which number shall be less than each of (1) and (2).

         1.4 Source of Shares. The shares subject to the Plan and issued under the Plan may be authorized and previously unissued shares or may be previously issued shares acquired in the open market or from other sources.

         1.5 Section 423 Plan. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of such Section 423. Any term not expressly defined in the Plan but defined for purposes of such

As Approved March 1, 2004
and As Effective April 1, 2004                                            Page 1

                Amended and Restated Chico's FAS, Inc. 2002 ESPP

Section 423 shall have the same definition in the Plan, unless a different meaning is clearly required by the context.

                                    ARTICLE 2

                                   DEFINITIONS

         The following words and terms as used in the Plan shall have the meanings set forth therefor in this Article 2 unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

         2.1 "Account" shall mean the payroll deduction account maintained for an electing Eligible Employee as provided in Article 7.

         2.2 "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

         2.3 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder. Reference to a specific section of the Code shall include a reference to any successor or replacement provision.

         2.4 "Committee" shall mean the Compensation and Benefits Committee of the Board.

         2.5 "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

         2.6 "Company" shall mean Chico's FAS, Inc., a Florida corporation, and any successor.

         2.7 "Compensation" shall mean an Eligible Employee's regular salary and wages, overtime pay, bonuses and commissions (in all cases, before any reduction for elective contributions to any Code Section 401(k) or Code
Section 125 Plan), but shall not include credits or benefits under the Plan, or any amount contributed by the Company to any pension, profit sharing or employee stock ownership plan, or any employee welfare, life insurance or health insurance plan or arrangement, or any deferred compensation plan or arrangement.

As Approved March 1, 2004
and As Effective April 1, 2004                                            Page 2

                Amended and Restated Chico's FAS, Inc. 2002 ESPP

         2.8 "Eligible Employee" shall mean any individual employed by the Company or any Subsidiary who meets the eligibility requirements and is not excluded under the limitations set forth in Article 4. The Committee shall have the sole power to determine who is and who is not an Eligible Employee.

         2.9 "Fair Market Value" of a share of Common Stock means, as of any date, the value of a share of the Common Stock determined as follows:

                  (a) if the Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                  (b) if the Common Stock is then quoted on the Nasdaq National Market or Nasdaq SmallCap Market, its closing price on such market on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                  (c) if the Common Stock is publicly traded but is not quoted on the Nasdaq National Market or the Nasdaq SmallCap Market and is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

                  (d) if none of the foregoing is applicable, by the Committee in good faith.

         2.10 "Offering Period" shall mean any of the periods during which subscriptions for Shares may be tendered, as more particularly described in
Section 5.1.

         2.11 "Participant" shall mean an Eligible Employee who has become a participant in the Plan through the purchase of Shares in accordance with the provisions of the Plan.

         2.12 "Plan" shall mean this Chico's FAS, Inc. Amended and Restated 2002 Employee Stock Purchase Plan, as set forth herein and as amended from time to time.

As Approved March 1, 2004
and As Effective April 1, 2004                                            Page 3

                Amended and Restated Chico's FAS, Inc. 2002 ESPP

         2.13 "Plan Administrator" shall mean the Company's Vice President - Human Resources, or such other person designated by the Committee to act as Plan Administrator.

         2.14     "Purchase Documents" shall mean the documents as defined in
Section 6.1.

         2.15 "Section 423" shall mean Section 423 of the Code, or any amendment thereto, or any replacement or successor statute of similar import.

         2.16 "Securities Exchange Act of 1934" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or any successor or replacement statute or regulation of similar import.

         2.17     "Shares" shall mean shares of the Common Stock.

         2.18 "Subsidiary" shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.

                                    ARTICLE 3

                                 ADMINISTRATION

         3.1 Committee. The Plan shall be administered by the Committee, or if no Committee is appointed and serving as provided herein, by the full Board of Directors. The Committee shall consist of not less than two (2) nor more than five (5) persons, each of whom shall be a member of the Board and a "Non-Employee Director " (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934), and none of whom shall be eligible to participate under the Plan. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors.

         3.2 Organization. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. The acts of a majority of the Committee in meetings at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

As Approved March 1, 2004
and As Effective April 1, 2004                                            Page 4

                Amended and Restated Chico's FAS, Inc. 2002 ESPP

         3.3 Power and Authority. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion: (a) to determine the employees of the Company and its Subsidiaries who are eligible to participate in the Plan; (b) to determine the purchase price of the Common Stock being offered; and (c) to interpret the Plan, and to prescribe, amend and rescind rules and regulations with respect thereto. The interpretation and construction by the Committee of any provision of the Plan over which it has discretionary authority shall be final and conclusive. All actions and policies of the Committee shall be consistent with the qualification of the Plan at all times as an employee stock purchase plan under Section 423 of the Code.

         3.4 No Liability; Indemnification. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan. To the fullest extent permitted by law, each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided that the person shall give the Company an opportunity, at its own expense, to handle and defend the same before the person undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract or under a policy of insurance, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                    ARTICLE 4

                        EMPLOYEES ELIGIBLE TO PARTICIPATE

         4.1 General Eligibility Standards. Any person, including any officer but not a person who is solely a director, who is employed by the Company or any Subsidiary on the first day of an Offering Period is eligible to participate in the Plan with respect to that offering, except (a) a person who has been employed less than one year; (b) a person whose customary employment is 20 hours or fewer per week; and (c) a person whose customary employment is for not more than five months in any calendar year.

As Approved March 1, 2004
and As Effective April 1, 2004                                            Page 5

                Amended and Restated Chico's FAS, Inc. 2002 ESPP

         4.2 Certain Exclusions. Notwithstanding any provision of the Plan to the contrary, no person shall be eligible to participate in the Plan, to subscribe for or purchase any Common Stock under the Plan if:

                  (a) immediately after the subscription, the person , together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, would own stock and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary (as determined in accordance with the provisions of Section 423(b)(3) of the Code);

                  (b) the subscription would provide the person rights to purchase shares under all employee stock purchase plans of the Company and any parent and subsidiary corporations to accrue at a rate that exceeds $25,000 of Fair Market Value of such shares (or such other limit as may be imposed by the Code), determined at the time such right to subscribe accrues, in respect of any calendar year in which such right to subscribe is outstanding at any time;

                  (c) the person provides services to the Company or any of its Subsidiaries as an independent contractor who is reclassified as a common law employee for any reason except for federal income and employment tax purposes;

                  (d)      the subscription is otherwise prohibited by law; or

                  (e) the person's employment is terminated for any reason prior to the time revocation or cancellation of participation in an Offering is prohibited under Section 6.2 (in which event such person no longer shall be an Eligible Employee and any previous subscription for Shares in such Offering Period shall be null and void).

                                    ARTICLE 5

           OFFERING PERIODS; PURCHASE PRICE; NUMBER OF SHARES OFFERED

         5.1 Offering Periods. There shall be 15 Offering Periods under the Plan. The first Offering Period shall commence on September 1, 2004 and shall conclude on September 30, 2004. Thereafter, a separate Offering Period shall commence on the first day and conclude on the last day of the months of March and September in each of the years 2005 through 2011, inclusive.

As Approved March 1, 2004
and As Effective April 1, 2004                                            Page 6

                Amended and Restated Chico's FAS, Inc. 2002 ESPP

         5.2 Number of Shares Available for Purchase. Subject to the other terms and conditions of the Plan limiting the number of Shares which may be purchased hereunder, there shall be no limit on the aggregate number of Shares for which subscriptions may be made with respect to any particular Offering Period. The right of an Eligible Employee to subscribe for Shares in an Offering Period shall not accrue until the first day of that Offering Period.

         5.3 Purchase Price Generally. Unless the Committee acts to set the purchase price as provided in Section 5.4, the per Share purchase price applicable to an Offering Period shall be 85% of the Fair Market Value of the Common Stock on the last trading day immediately preceding the first day of the Offering Period.

         5.4 Alternative Purchase Price. The Committee, in its discretion, may decide not to set the per Share purchase price under Section 5.3 but instead to set the per Share purchase price for an Offering Period on an alternative basis, such per Share purchase price being equal to 85% of the lesser of:

                  (a) the Fair Market Value of the Common Stock on the last trading day immediately preceding the first day of the Offering Period, or

                  (b) the Fair Market Value of the Common Stock on the last trading day immediately preceding the last day of the Offering Period.

Any decision to employ the alternative per Share purchase price determination under this Section 5.4 shall be made by the Committee not less than one month prior to the commencement of the Offering Period(s) to which the alternative purchase price procedure is to apply. The Committee shall notify Eligible Employees promptly of any decision to set the per Share purchase price pursuant to this Section 5.4.

         5.5      Number of Shares Offered to Eligible Employees.

                  (a)      Subject to the limitations set forth in this Section
5.5 and any adjustments required by other provisions of the Plan, in each Offering Period, an Eligible Employee shall be entitled to subscribe for one share of Common Stock for each Two Hundred Fifty ($250.00) of Compensation paid to him for the calendar year immediately preceding the year in which the Offering Period occurs. Subscriptions shall be allowed for full Shares only. Any rights to subscribe for fractional shares of Common Stock shall be void and disregarded; and, any computation resulting in fractional shares shall be rounded down to the next lowest whole number of Shares.

As Approved March 1, 2004
and As Effective April 1, 2004                                            Page 7

                Amended and Restated Chico's FAS, Inc. 2002 ESPP

                  (b) Notwithstanding the provisions of Section 5.5(a), in any Offering Period, no Eligible Employee shall be entitled to subscribe for more than four hundred (400) Shares; no Eligible Employee who is entitled to subscribe for ten (10) or more Shares shall be permitted to subscribe for fewer than ten (10) Shares; and, no Eligible Employee who is entitled to subscribe for fewer than ten (10) Shares shall be entitled to subscribe for fewer than the maximum number of Shares he or she is entitled to purchase.

                  (c) Notwithstanding the provisions of Section 8.1, no stock adjustment referred to therein shall operate to change (i) from ten (10) the minimum number of Shares required to be subscribed for by an Eligible Employee in any Offering Period, (ii) from four hundred (400) the maximum number of Shares that may be subscribed for by an Eligible Employee in any Offering Period, or (iii) from Two Hundred Fifty ($250.00) the dollar amount used in computing the number of Shares for which an Eligible Employee is entitled to subscribe in any Offering Period.

                  (d) If, with respect to any Offering Period, the aggregate Shares subscribed for by Eligible Employees computed in accordance with other provisions of the Plan exceed the number of Shares available for issuance under the Plan, the aggregate number of Shares covered by such subscriptions shall be reduced to such lower number of Shares as may be necessary to eliminate the over-subscription. Such reduction shall be effected in respect of the subscriptions of Eligible Employees participating in such Offering Period on a proportionate basis as equitably as possible; but, in no event shall such reduction result in a subscription for fewer than the minimum number of Shares or a subscription for fractional Shares. In the event of an over-subscription and cutback as provided in this Section 5.5(d), the Company shall refund any excess payments for subscribed Shares as soon as practicable after closing of the Offering Period.

                                    ARTICLE 6

                            PARTICIPATION AND PAYMENT

         6.1      Election To Participate.

                  (a) During any Offering Period, an Eligible Employee desiring to become a Participant must (1) complete a subscription agreement, indicating the number of shares of Common Stock to be purchased, and such other documents as the Company may require (the "Purchase Documents") and (2) tender to the Plan Administrator the Purchase Documents and cash or a check (payable in U.S. funds) for the full purchase

As Approved March 1, 2004
and As Effective April 1, 2004                                            Page 8

                Amended and Restated Chico's FAS, Inc. 2002 ESPP price for the Shares covered by the Purchase Documents (less any amount to be withdrawn from such Eligible Employee's Payroll Deduction Account pursuant to
Section 7.3) at any time before the conclusion of the Offering Period. Such Eligible Employee will become a Participant upon acceptance by the Company of the Purchase Documents and consideration for the Shares being purchased under the Plan immediately after the close of the Offering Period.

                  (b) With respect to any Offering Period in which the Committee has elected to employ the alternative per Share purchase price determination pursuant to Section 5.4, the Eligible Employee shall tender an amount equal to the purchase price based on the Fair Market Value of the Common Stock on the last trading day before the commencement of the Offering Period. If the final purchase price is less than the amount tendered, the Company shall refund the excess amount to the Eligible Employee as soon as practicable after the close of the Offering Period.

                  (c) Purchase Documents and cash or check received by the Plan Administrator before or after an Offering Period shall be void and shall be given no effect with respect to the particular Offering Period; and, the Plan Administrator shall return such documents and cash or check to the involved person as soon as practicable after receipt.

         6.2 No Revocation of Election. No election to participate in an Offering Period may be revoked or cancelled by an Eligible Employee once the Purchase Documents and full payment have been tendered to the Company. Any such election, however, is subject to cancellation or reduction by the Company as provided elsewhere in the Plan.

         6.3 No Interest. No interest shall be payable on the purchase price of the Shares subscribed for or on the funds returned to employees as a result of an over-subscription, an overpayment, or pursuant to Section 6.1 for early or late delivery.

         6.4      Custodial Safekeeping Arrangement.

                  (a) For the purpose of assuring compliance with applicable provisions of the tax laws, the Committee in its discretion may condition the issuance of Shares under the Plan upon the delivery of certificates representing such Shares to the Company as temporary custodial safekeeping agent for the benefit of the Eligible Employee purchasing the Shares under the Purchase Documents.

As Approved March 1, 2004
and As Effective April 1, 2004                                            Page 9

                Amended and Restated Chico's FAS, Inc. 2002 ESPP

                  (b) Such custodial safekeeping arrangement shall not affect the right of the affected Participants as owners of such Shares and such Shares may be sold or otherwise transferred by the owners thereof during the pendency of the custodial safekeeping arrangement. A written safekeeping receipt evidencing the Shares so held in safekeeping, bearing the name of the Participant, indicating the number of the certificate or certificates and the number of Shares so represented shall be delivered promptly to each Participant. In its capacity as safekeeping agent for Participants purchasing Shares, the Company shall act in accordance with instructions received from such Participants, which instructions are to be confirmed in writing if deemed appropriate by the Company.

                  (c) The custodial safekeeping arrangement shall terminate upon the first to occur of (1) the sale or other transfer of the Shares by the owner or (2) the second anniversary of the issuance of the Shares.

         6.5      Delivery of Certificates Representing Shares.

                  (a) Subject to the provisions of Section 6.5(b), as soon as practicable after the completion of each Offering Period, the Company shall cause a certificate or certificates representing the Common Stock purchased in the Offering Period to be issued in the name of each Participant.

                  (b) If determined by the Committee in its discretion to be appropriate in order to administer the custodial safekeeping arrangements of
Section 6.4, but only for so long as such provisions remain in effect, certificates representing Shares shall not be delivered to Participants but shall be delivered to the Company to be held by the Company as temporary custodial safekeeping agent for the benefit of each Participant pursuant to
Section 6.4.

                  (c) Upon the termination of any custodial safekeeping arrangement applicable to Shares issued to any Participant pursuant to Section 6.4, the certificate(s) representing the Shares owned by the Participant, registered in the name of the Participant, shall be delivered promptly to such Participant.

                  (d) Certificate(s) representing shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant, or if the Participant so directs, by written notice to the Company prior to the termination date of the pertinent offering, and to the extent permitted by applicable law, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship.

As Approved March 1, 2004
and As Effective April 1, 2004                                           Page 10

                Amended and Restated Chico's FAS, Inc. 2002 ESPP

         6.6 Rights as Stockholder. No Eligible Employee participating in the Plan shall have any right as a stockholder until after the completion of the Offering Period in which he or she participated and the date on which he or she becomes a record owner of the Shares purchased under the Plan (the "Record Ownership Date"). No adjustment shall be made for dividends or other rights for which the record date is prior to the Record Ownership Date.

         6.7 Termination of Employment. An Eligible Employee whose employment is terminated for any reason (including but not limited to termination because of death, retirement or disability) shall have no right to participate in the Plan after termination. However, the termination shall not affect any election to participate in the Plan that is made prior to termination in accordance with the provisions of Section 6.1 and as to which, at the time of such termination, the Eligible Employee's right to withdraw from or cancel his or her purchase of Common Stock in the Offering Period is no longer permitted under Section 6.2.

         6.8 Rights Not Transferable. The right of an Eligible Employee to participate in the Plan shall not be transferable, and no right of an Eligible Employee under the Plan may be exercised after his death, by his Personal Representative or anyone else, or during his lifetime by any person other than the Eligible Employee.

                                    ARTICLE 7

                               PAYROLL DEDUCTIONS

         7.1 Election of Payroll Deduction. Each Eligible Employee may elect to have a portion of his or her Compensation deducted from each paycheck (or, if the Company so permits, from only the first paycheck in each month), which amounts shall not exceed in the aggregate Twenty-Five Thousand Dollars ($25,000.00) in any calendar year. Elections to begin, change or terminate payroll deductions may be made on such forms as may be provided from time to time by the Company and in accordance with rules established by the Committee, which rules may include, among other things, limitations on the number of times changes are permitted and when changes are permitted and effective. A change shall be effective no earlier than the first full payroll period following receipt of the new form by the Committee. The Committee may, however, on a uniform and non-discriminatory basis delay the effective date of any change if it determines that such a delay is either necessary or appropriate for the proper administration of the Plan.

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         7.2      Maintenance of Accounts. A separate Account shall be
maintained for each Eligible Employee who has amounts withheld from his Compensation under this Article 7. The maintenance of separate Accounts shall not require the segregation of any assets from any other assets held under this
Article 7. The Accounts shall not bear interest. Each Account shall be adjusted from time to time to reflect the amounts withheld from the Compensation of the Eligible Employee to whom the Account relates, the amounts withdrawn by such Eligible Employee for purchases of Common Stock under the Plan, and for other amounts withdrawn by such Eligible Employee from the Account.

         7.3 Use of Accounts To Purchase Common Stock. At the time that an Eligible Employee elects to participate in an offering under Section 6.1, the Eligible Employee may elect to have a specified amount from his Account (up to the whole amount thereof) used to pay all or a portion of the purchase price.

         7.4 Withdrawals. At any time that a person is no longer an employee (including by reason of death) or an Eligible Employee, the balance in such person's Account shall be paid to such person or his legal representative. In addition, the Committee may also permit the complete withdrawal of the amounts in an Account under such uniform and non-discriminatory conditions as it may impose from to time to time (including, without limitation, not permitting the Eligible Employee making such withdrawal from again electing payroll deductions for a specified period of time). Except as otherwise provided in
Section 7.3 and this Section 7.4, an Eligible Employee shall not withdraw any amount from his Account, in whole or in part.

                                    ARTICLE 8

                                  MISCELLANEOUS

         8.1      Stock Adjustments.

                  (a) In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without any receipt of consideration by the Company, then, in any such event, the number of shares of Common Stock that remain available under the Plan, and the number of shares of Common Stock and the purchase price per share of Common Stock then subject to subscription by Eligible Employees, shall be proportionately and appropriately adjusted for any such increase or decrease.

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                  (b)      Subject to any required action by the stockholders,
if any change occurs in the shares of Common Stock by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the shares of Common Stock, then, in any such event, the number and type of shares then subject to subscription by Eligible Employees, and the purchase price thereof, shall be proportionately and appropriately adjusted for any such change.

                  (c) In the event of a change in the Common Stock as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be shares of Common Stock within the meaning of the Plan.

                  (d) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by, and in the discretion of, the Committee, whose determination in that respect shall be final, binding and conclusive.

                  (e)      Except as hereinabove expressly provided in this
Section 8.1, an Eligible Employee shall have no rights by reason of any division or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation; and any issuance by the Company of shares of stock of any class, securities convertible into shares of stock of any class, or warrants or options for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to any subscription.

                  (f) The existence of the Plan, and any subscription for Shares hereunder, shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.

         8.2 Necessity for Delay. If at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Shares covered by the Plan upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Plan or the offering, issue or purchase of Shares thereunder, the Plan shall not be effective as to later offerings unless and until such listing, registration,

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qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Notwithstanding anything in the Plan to the contrary, if the provisions of this Section 8.2 become operative and if, as a result thereof, an Offering Period is missed in whole or in part, then and in that event, the missed portion of the Offering Period shall be passed and the term of the Plan shall not be affected. Notwithstanding the foregoing or any other provision in the Plan, the Company shall have no obligation under the Plan to cause any Shares to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national marketing system.

         8.3 Term of Plan. The Plan, unless sooner terminated as provided in Section 8.4, shall commence upon its adoption by the Board and shall terminate on the conclusion of the Offering Period commencing on September 1, 2011.

         8.4 Amendment of the Plan; Termination. The Board shall have the right to revise, amend or terminate the Plan at any time without notice, provided that no Eligible Employee's existing rights are adversely affected thereby without the consent of the Eligible Employee, and provided further that, without approval of the stockholders of the Company, no such revision or amendment shall (1) increase the total number of Shares to be offered other than with evergreen increases provided for in Section 1.3; (2) change the formula by which the price at which the Shares shall be sold is determined; (3) increase the maximum number of Shares that an Eligible Employee may purchase; (4) materially modify the requirements as for becoming an Eligible Employee under the Plan; (5) otherwise materially increase the benefits under the Plan to Eligible Employees; or (6) remove the administration of the Plan from the Committee. The foregoing prohibitions shall not be affected by adjustments in Shares and purchase price made in accordance with the provisions of Section 8.1. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Eligible Employees with the benefits available under Section 423 of the Code relating to employee stock purchase plans or to bring the Plan or rights granted under the Plan into compliance therewith.

         8.5 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to the Plan will be used for general corporate purposes.

         8.6 No Obligation to Participate. The offering of Shares under the Plan shall impose no obligation upon any Eligible Employee to subscribe to purchase any such Shares.

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

         8.7 No Implied Rights to Employees. The existence of the Plan, and the offering of Shares under the Plan, shall in no way give any employee the right to continued employment, give any employee the right to receive any Common Stock or any additional Common Stock under the Plan, or otherwise provide any employee any rights other than those specifically set forth in the Plan.

         8.8 Withholding. Whenever (1) the Company proposes or is required to issue, transfer or approve the transfer or Shares issued under the Plan or
(2) if a Participant previously receiving Shares under the Plan makes any disposition of such Shares prior to the expiration of the holding periods required under Section 423(a)(1) of the Code, and such Participant is then employed by the Company, then in either event, the Company shall have the right, but shall not be obligated, to require a Participant to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability. Pending receipt of such payment, the Company may delay the delivery of any certificate or certificates for such Shares or may deduct the required amount from amounts otherwise due and payable to the Participant by the Company. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

         8.9 Participants' Personal Tax Responsibilities. Each Participant shall be personally responsible to pay or make adequate provision to pay any individual foreign, federal, state or local tax obligations which may arise as a result of his or her acquisition or disposition of Shares.

         8.10 Designation of Beneficiary. A Participant may file a written designation of a beneficiary who is to receive any Shares and, if applicable, funds from the Participant's Account in the event of the Participant's death subsequent to the end of an Offering Period but prior to delivery to the Participant of such Shares and funds. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Account in the event of the Participant's death during an Offering Period. Such designation of beneficiary may be changed by the Participant at any time by written notice in the form prescribed by the Committee. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or if an entity, is otherwise in existence) at the time of the Participant's death, the Company shall deliver such Shares and funds to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may determine.

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

         8.11 Choice of Law. All questions concerning the construction, validity and interpretation of the Plan shall be governed by the substantive laws of the State of Florida (but any provision of Florida law shall not apply if the application of such provision would result in the application of the law of a state or jurisdiction other than Florida).

         8.12 Effective Date of Plan; Stockholder Approval. The Amended and Restated Plan shall become effective April 1, 2004, with such date being the effective date of the Amended and Restated Plan; provided that (1) the Amended and Restated Plan is approved by the stockholders of the Company within 12 months after its adoption by the Board and (2) no Purchase Documents may be tendered and no Shares may be purchased under the Restated and Amended Plan from and after April 1, 2004 and prior to such approval by the Company's stockholders.

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and As Effective April 1, 2004                                           Page 16

                Amended and Restated Chico's FAS, Inc. 2002 ESPP